SECURED PROMISSORY NOTE

$6,894,381.22    Las Vegas, Nevada
September 22, 2023

FOR VALUE RECEIVED, and subject to the terms and conditions set forth herein, WAREHOUSE GOODS LLC, a Delaware limited liability company (“Borrower”), hereby unconditionally promises to pay to the order of SYNERGY IMPORTS LLC, a Nevada limited liability company, or its assigns (“Lender,” and together with Borrower, the “Parties”), the principal amount of SIX MILLION EIGHT HUNDRED NINETY FOUR THOUSAND THREE HUNDRED EIGHTY ONE DOLLARS AND 22/100 ($6,894,381.22) (the
“Loan”), in lawful money of the United States of America, together with all accrued interest thereon computed from the date of this Promissory Note (this “Note”), or so much thereof as is advanced pursuant to that certain Loan, Security and Pledge Agreement, dated the date hereof, between Borrower and Lender (as the same may be amended, modified, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). The aforementioned maximum principal amount of $6,894,381.22 is derived as follows:
(a) $2,200,000 in Advances made under the Loan Agreement, (b) up to $501,166.37 in deferred payments owed to Eyce LLC and not yet due as of the date hereof (as described in Item 2(a) of Schedule 2 to the Loan Agreement, (c) $1,537,437.22 in outstanding deferred payments owed to Organicix, LLC as of the date hereof (as described in Item 2(b) of Schedule 2 to the Loan Agreement), and (d) up to $2,655,777.63 in deferred payments owed to Organicix, LLC and not yet due as of the date hereof (as described in Item 2(c) of Schedule 2 to the Loan Agreement). That maximum principal amount may be reduced upon changes in the calculations of deferred payments.

1.Definitions; Interpretation.

1.1Capitalized terms used herein shall have the meanings set forth in this Section, and capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement:

“Applicable Rate” means the rate equal to twenty percent (20%) per annum.

“Borrower” has the meaning set forth in the introductory paragraph.

“Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks in Las Vegas, Nevada are authorized or required by law to close.

“Default Rate” means the lesser of the rate equal to forty percent (40%) or the maximum rate of interest that, at the time in question, would not cause the interest charged on the obligations owing to Lender under this Note to exceed the maximum amount that Lender would be allowed to contract for, charge, take, reserve or receive under applicable Law after taking into account, to the extent required by applicable Law, all relevant payments and charges under this Note.

“Interest Payment Date” means the 22nd day of each month during the term of this Note commencing on October 22, 2023

“Law” or “Laws” means, collectively, all international, foreign, federal, state, provincial and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“Lender” has the meaning set forth in the introductory paragraph.

“Loan” has the meaning set forth in the introductory paragraph.

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“Loan Documents” means this Note, the Loan Agreement, the Guaranty and all other agreements, documents and instruments in favor of Lender from time to time delivered to Lender in connection with or under this Agreement or in connection with the Loan and all renewals, extensions, modifications, supplements, restatements, and replacements of, or substitutions for, any of the foregoing.

“Maturity Date” means the earlier of (a) March 22, 2024,(b) the date on which all amounts under this Note shall become due and payable pursuant to Section 8, and (c) the date upon which Borrower completes a financing pursuant to which it receives gross proceeds of $5,000,000.00 or more.

“Note” has the meaning set forth in the introductory paragraph.

“Parties” has the meaning set forth in the introductory paragraph.

“Person” means any individual, corporation, limited liability company, trust, joint venture, association, company, limited or general partnership, unincorporated organization, Governmental Authority or other entity.

1.2Interpretation. For purposes of this Note (a) the words “include,” “includes,” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto,” and “hereunder” refer to this Note as a whole. The definitions given for any defined terms in this Note shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. Unless the context otherwise requires, references herein to: (x) Schedules, Exhibits, and Sections mean the Schedules, Exhibits, and Sections of this Note; (y) an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof; and (z) a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Note shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

2.Deferred Payments; Payment Dates; Optional Prepayments.

2.1Deferred Payments. To the extent that Borrower does not make any of the Deferred Payments (as defined in the Loan Agreement) to Eyce LLC or Organicix, LLC on the applicable due date set forth in Schedule 2 to the Loan Agreement, such Deferred Payment shall be capitalized and added to the outstanding unpaid principal balance of the Loan due hereunder.

2.2Payment Dates. The aggregate unpaid principal amount of the Loan, all accrued and unpaid interest, and all other amounts payable under this Note shall be due and payable on the Maturity Date, unless otherwise provided in Section 8.

2.3Optional Prepayments. Borrower may prepay the Loan in whole or in part at any time or from time to time without penalty by paying the principal amount to be prepaid together with accrued interest thereon to the Maturity Date. No prepaid amount may be reborrowed.

3.Security. Borrower’s performance of its obligations hereunder is secured by a first priority

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security interest in the collateral specified in the Loan Agreement and subject to the terms thereof.

4.Interest.

4.1Interest Rate. Except as otherwise provided herein, the outstanding principal amount of the Loan made hereunder shall bear interest at the Applicable Rate from the date the Loan was made until the Loan is paid in full, whether at maturity, upon acceleration, by prepayment, or otherwise.

4.2Interest Payment Dates. Interest shall be payable monthly in arrears to Lender on each Interest Payment Date. The Interest Payment Dates and the amount of accrued interest due on each Interest Payment Date is set forth in the schedule attached hereto as Exhibit A. To the extent that
(i) any Deferred Payment is capitalized and added to the unpaid principal balance of the Loan pursuant to Section 2.1 or (ii) any partial prepayments of principal are made in accordance with Section 2.3, in either case, Lender shall amend Exhibit A to reflect the recalculated interest amounts due for the remaining Interest Payment Dates.

4.3Default Interest. If any amount payable hereunder is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration, or otherwise, such overdue amount shall bear interest at the Default Rate from the date of such non-payment until such amount is paid in full.

4.4Computation of Interest. All computations of interest shall be made on the basis of 365 or 366 days, as the case may be, and the actual number of days elapsed. Interest shall accrue on the Loan on the day on which the Loan is made, and shall not accrue on the Loan for the day on which it is paid.

4.5Interest Rate Limitation. If at any time and for any reason whatsoever, the interest rate payable on the Loan shall exceed the maximum rate of interest permitted to be charged by Lender to Borrower under applicable Law, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest permitted by applicable Law shall be deemed a voluntary prepayment of principal.

5.Payment Mechanics.

5.1Manner of Payments. All payments of interest and principal shall be made in lawful money of the United States of America no later than 5:00 PM (Tustin, California time) on the date on which such payment is due by cashier’s check, certified check, or by wire transfer of immediately available funds to Lender’s account at a bank specified by Lender in writing to Borrower from time to time.

5.2Application of Payments. All payments made under this Note shall be applied first to the payment of any fees or charges outstanding hereunder, second to accrued interest, and third to the payment of the principal amount outstanding under this Note.

5.3Business Day Convention. Whenever any payment to be made hereunder shall be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension will be taken into account in calculating the amount of interest payable under this Note.

5.4Rescission of Payments. If at any time any payment made by Borrower under this Note is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or

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reorganization of Borrower or otherwise, Borrower’s obligation to make such payment shall be reinstated as though such payment had not been made.

6.Representations, Warranties, Covenants and Conditions. All of the representations, warranties, covenants and conditions contained in the Loan Agreement and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms, covenants, and conditions of this Note and the Loan Agreement, the terms, covenants and conditions of the Loan Agreement shall govern.

7.Events of Default. The occurrence and continuance of an Event of Default contained in the Loan Agreement and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.

8.Remedies. Upon the occurrence of any Event of Default and at any time thereafter during the continuance of such Event of Default, Lender may thereupon by written notice to Borrower (a) declare the entire principal amount of the Loan, together with all accrued interest thereon and all other amounts payable under this Note, immediately due and payable; and/or (b) exercise any or all of its rights, powers or remedies under any of the Loan Documents or applicable Law; provided, however, that if an Event of Default described in Section 12(a)(v) of the Loan Agreement shall occur, the principal of and accrued interest on the Loan shall become immediately due and payable without any notice, declaration, or other act on the part of Lender.

9.Miscellaneous.

9.1Notices.

(a)All notices, requests, or other communications required or permitted to be delivered hereunder shall be delivered in writing, in each case to the address specified below or to such other address as such Party may from time to time specify in writing in compliance with this provision:

(i)If to Borrower:

WAREHOUSE GOODS LLC
1095 Broken Sound Parkway NW, Suite 100,
Boca Raton, Florida 33487
Attention: Craig Snyder, Chief Executive Officer
Attention: Lana Reeve, Chief Financial and Legal Officer

With a copy to (which shall not constitute notice):

Lawrence Remmel Pryor Cashman LLP 7 Times Square
New York, New York 10036-6569

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(ii)If to Obligors:

WAREHOUSE GOODS LLC
1095 Broken Sound Parkway NW Suite 100,
Boca Raton, Florida 33487
Attention: Craig Snyder, Chief Executive Officer
Attention: Lana Reeve, Chief Financial and Legal Officer

With a copy to (which shall not constitute notice):

Lawrence Remmel Pryor Cashman LLP 7 Times Square
New York, New York 10036-6569

(iii)If to Lender:

Synergy Imports LLC

With a copies to (which shall not constitute notice): Josh Jacobson
Gunster
600 Brickell Ave.
Suite 3500
Miami, Florida 33131

Rob Kim
Ballard Spahr LLP One Summerlin
1980 Festival Plaza Drive Suite 900
Las Vegas, Nevada 89135-2958

(b)Notices if (i) mailed by certified or registered mail or sent by hand or overnight courier service shall be deemed to have been given when received; (ii) sent by facsimile during the recipient’s normal business hours shall be deemed to have been given when sent (and if sent after normal business hours shall be deemed to have been given at the opening of the recipient’s business on the next Business Day); and (iii) sent by email shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email, or other written acknowledgment).

1.1Expenses. Borrower shall pay:

(a)all reasonable out-of-pocket expenses incurred by Lender, including the reasonable fees, charges, and disbursements of counsel for Lender in connection with the preparation, negotiation, execution, delivery, and administration of the this Note, the other Loan Documents and any amendments, waivers, or other modifications of the provisions of

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any thereof, including without limitation Florida Documentary Stamp Taxes, if applicable, and recording expenses; and

(b)all out-of-pocket expenses incurred by Lender, including the fees, charges, and disbursements of any counsel for Lender in connection with the enforcement or protection of its rights (i) in connection with this Note and the other Loan Documents, including its rights under this Section 9.2 or (ii) in connection with the Loan, including all such out-of-pocket expenses incurred in connection with any restructuring, workout, or negotiations in respect of this Note or the Loan.

1.2Governing Law. This Note, the other Loan Documents, and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Note, the other Loan Documents, and the transactions contemplated hereby and thereby shall be governed by the laws of the State of Nevada.

1.3Submission to Jurisdiction.

(a)Borrower hereby irrevocably and unconditionally (i) agrees that any legal action, suit, or proceeding arising out of or relating to this Note or any other Loan Document shall be brought in the courts of the State of Nevada or of the United States of America for the District of Nevada located in Clark County, Nevada and (ii) submits to the jurisdiction of any such court in any such action, suit, or proceeding. Final judgment against Borrower in any action, suit, or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment.

(b)Nothing in this Section 9.4 shall affect the right of Lender to
(i) commence legal proceedings or otherwise sue Borrower in any other court having jurisdiction over Borrower or (ii) serve process upon Borrower in any manner authorized by the laws of any such jurisdiction.

1.4Venue. Borrower irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Note or the other Loan Documents in any court referred to in Section 9.4 and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

1.5Waiver of Jury Trial. BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS NOTE, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY.

1.6Integration. This Note and the other Loan Documents to which Borrower is a party constitute the entire contract between the Parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto.

1.7Successors and Assigns. This Note may be assigned or transferred by Lender to any Person. Borrower may not assign or transfer this Note or any of its rights hereunder without the prior written consent of Lender. This Note shall inure to the benefit of, and be binding upon, the Parties and their permitted assigns.

1.8Waiver of Notice. Borrower hereby waives demand for payment, presentment for payment, protest, notice of payment, notice of dishonor, notice of nonpayment, notice of acceleration of maturity, and diligence in taking any action to collect sums owing hereunder.

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1.9Amendments and Waivers. No term of this Note may be waived, modified, or amended except by an instrument in writing signed by both of the Parties. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

1.10Headings. The headings of the various Sections and subsections herein are for reference only and shall not define, modify, expand, or limit any of the terms or provisions hereof.

1.11No Waiver; Cumulative Remedies. No failure to exercise, and no delay in exercising on the part of Lender, of any right, remedy, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights, remedies, powers, and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law.

1.12Electronic Execution. The words “execution,” “signed,” “signature,” and words of similar import in this Note shall be deemed to include electronic or digital signatures or electronic records, each of which shall be of the same effect, validity, and enforceability as manually executed signatures or a paper-based record-keeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. §§ 7001 to 7031), the Uniform Electronic Transactions Act (UETA), or any state law based on the UETA, including the Florida Electronic Signatures Act (Florida Statutes §§ 668.001 to 668.006) and the Florida Uniform Electronic Transaction Act (Florida Statutes § 668.50).

1.13Severability. If any term or provision of this Note or any other Loan Document is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Note or the or such other Loan Document or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the Parties shall negotiate in good faith to modify this Note so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Borrower has executed this Note as of September 22, 2023.

WAREHOUSE GOODS LLC,
a Delaware limited liability company

By:    /s/     Name: Craig Snyder
Title:    Chief Executive Officer

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